UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 14, 2023

CARMELL THERAPEUTICS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-40228	86-1645738
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2403 Sidney Street, Suite 300 Pittsburgh, Pennsylvania	15203
(Address of principal executive offices)	(Zip Code)

(919) 313-9633

(Registrant’s telephone number, including area code)

Alpha Healthcare Acquisition Corp. III

1177 Avenue of the Americas, 5th Floor

New York, New York 10036

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CTCX	The Nasdaq Capital Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	CTCXW	The Nasdaq Capital Market LLC

☒

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Introductory Note

On July 14, 2023 (the “Closing Date”), Alpha Healthcare Acquisition Corp. III, a Delaware corporation and our predecessor company (“ALPA”), consummated the previously announced business combination (the “Business Combination”) pursuant to the terms of the Business Combination Agreement, dated as of January 4, 2023 (the “Business Combination Agreement”), by and among ALPA, Candy Merger Sub, Inc., a Delaware corporation (“Merger Sub”) and Carmell Therapeutics Corporation, a Delaware corporation (“Legacy Carmell”). Pursuant to the Business Combination Agreement, on the Closing Date, (i) ALPA changed its name to “Carmell Therapeutics Corporation” (“New Carmell” or “Carmell”) and Carmell changed its name to “Carmell Regen Med Corporation”, and (ii) Merger Sub merged with and into Legacy Carmell, with Legacy Carmell as the surviving company in the Business Combination. After giving effect to such Business Combination, Legacy Carmell became a wholly owned subsidiary of New Carmell.

As previously disclosed, at the special meeting of ALPA stockholders held on July 11, 2023 (the “Special Meeting”), ALPA stockholders considered and adopted, among other matters, the Business Combination Agreement and the other proposals related thereto described in the Proxy Statement/prospectus dated June 23, 2023 and filed with the Securities and Exchange Commission pursuant to Rule 424(b)(3) under the Securities Act of 1933, as amended, on June 23, 2023 (the “Proxy Statement/prospectus”). Pursuant to the Business Combination Agreement, at the effective time of the Business Combination (the “Effective Time”), (i) each outstanding share of common stock of Legacy Carmell (the “Legacy Carmell common stock”) was converted into the right to receive a number of shares of common stock, par value $0.0001 per share, of New Carmell (the “Common Stock”) equal to the applicable Exchange Ratio (as defined below); (ii) each outstanding share of preferred stock of Legacy Carmell was converted into the right to receive the aggregate number of shares of Common Stock that would be issued upon conversion of the underlying Legacy Carmell common stock, multiplied by the applicable Exchange Ratio; (iii) each outstanding option and warrant to purchase Legacy Carmell common stock was converted into an option or warrant, as applicable, to purchase a number of shares of Common Stock equal to the number of shares of Legacy Carmell common stock subject to such option or warrant multiplied by the applicable Exchange Ratio; and (iv) each outstanding share of ALPA Class A Common Stock and each share of ALPA Class B Common Stock was converted into one share of Common Stock. As of the Closing Date, the Exchange Ratio with respect to the Legacy Carmell common stock was 0.06154 and the Exchange Ratio with respect to each other outstanding derivative equity security of Legacy Carmell was between 0.06684 and 0.10070.

Prior to the Special Meeting, on July 10, 2023, ALPA and each of Meteora Special Opportunity Fund I, LP (“MSOF”), Meteora Capital Partners, LP (“MCP”) and Meteora Select Trading Opportunities Master, LP (“MSTO”) (with MCP, MSOF, and MSTO collectively as “Seller”) entered into (i) a forward purchase agreement (the “Forward Purchase Agreement”) for an OTC Equity Prepaid Forward Transaction and (ii) a non-redemption agreement relating to 100,000 shares of ALPA Class A Common Stock.

On July 17, 2023, the Common Stock was listed on The Nasdaq Capital Market (“Nasdaq”) under the new trading symbol “CTCX” and the public warrants to purchase shares of Common Stock of New Carmell were listed under the new trading symbol “CTCXW”.

A more detailed description of the Business Combination and the terms of the Business Combination Agreement is included in the Proxy Statement/prospectus. The foregoing description of the Business Combination Agreement and the Business Combination does not purport to be complete and is qualified in its entirety by the full text of the Business Combination Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Unless the context otherwise requires, “we,” “us” and “our” refer to Carmell Therapeutics Corporation, a Delaware corporation, following the completion of the Business Combination. All references herein to the “Board” refer to the board of directors of Carmell.

Item 1.01.	Entry into a Material Definitive Agreement.

Indemnification Agreements

At the Effective Time, Carmell entered into indemnification agreements with each of its directors and executive officers. These indemnification agreements provide the directors and executive officers with contractual rights to indemnification and the advancement of certain expenses incurred by each such director or executive officer in any action or proceeding arising out of his or her services as one of Carmell’s directors or executive officers.

The foregoing description of the indemnification agreements does not purport to be complete and is qualified in its entirety by the full text of the form of indemnification agreement, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Investor Rights and Lock-up Agreement

At the Effective Time, ALPA and certain of the Legacy Carmell stockholders and ALPA stockholders entered into an Investor Rights and Lock-up Agreement (the “Investor Rights and Lock-up Agreement”), pursuant to which, among other things, such stockholders agreed not to effect any sale or distribution of any shares held by any of them during the one-year lock-up period (the “Lock-Up Period”), subject to certain exceptions described below. Pursuant to the Investor Rights and Lock-up Agreement, at the Closing, the ALPA stockholders had the right to designate, and the Board will nominate, two individuals for election to the Board to serve as Executive Chairman and one independent director, respectively. In connection with the closing of the Business Combination, these ALPA stockholders designated Rajiv Shukla for election to the Board as Executive Chairman.

During the Lock-up Period, each Investor (as defined in the Investor Rights and Lock-up Agreement) agreed that it would not Transfer (as defined in the Investor Rights and Lock-up Agreement) any shares of Class A Common Stock or any securities convertible into or exercisable or exchangeable (directly or indirectly) for shares of Class A Common Stock (including New Securities (as defined in the Investor Rights and Lock-up Agreement)); provided that each Investor will have the right to Transfer $20,000 worth of Class A Common Stock held by such Investor as of the Closing Date.

AHAC Sponsor III LLC further agreed not to effect any sale or distribution of fifty percent (50%) of the Founder Shares (as defined in the Investor Rights and Lock-up Agreement) until the earliest to occur of (x) five years following the Closing, (y) if the volume weighted average price of the Common Stock on the national securities exchange on which the Common Stock is then traded is greater than or equal to $11.50 over any 20 trading days within any 30 trading day period following the Closing Date, then, commencing at least 150 days after the Closing Date and (z) the date on which Carmell completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of Carmell’s stockholders having the right to exchange their shares of Class A Common Stock subject thereto for cash, securities or other property.

The foregoing description of the Investor Rights and Lock-up Agreement does not purport to be complete and is qualified in its entirety by the full text of the form of Investor Rights and Lock-up Agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Carmell Therapeutics Corporation 2023 Long-Term Incentive Plan

At the Special Meeting, ALPA stockholders approved the Carmell Therapeutics Corporation 2023 Long-Term Incentive Plan (the “2023 Plan”), which became effective on the Closing Date. The 2023 Plan allows Carmell to grant equity and cash incentive awards to eligible service providers. The 2023 Plan will be administered by Carmell’s compensation committee. The administrator of the 2023 Plan will have the authority to, among other things, interpret the plan and award agreements, select grantees, determine the vesting, payment and other terms of awards, and modify or amend awards, and accelerate vesting or exercisability of awards.

The foregoing description of the 2023 Plan does not purport to be complete and is qualified in its entirety by the full text of the form of 2023 Plan, a copy of which is filed herewith as Exhibit 10.3 and is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

Reference is made to the disclosure described in the “Introductory Note” of this Current Report on Form 8-K (this “Current Report”), which is incorporated herein by reference.

ALPA held the Special Meeting on July 11, 2023. At the Special Meeting, ALPA stockholders considered and adopted, among other matters, the Business Combination Agreement, including approval of the other transactions contemplated by the Business Combination Agreement and related agreements described in the Proxy Statement/prospectus. Prior to the Special Meeting, certain ALPA stockholders exercised their right to redeem 12,586,223 shares of Class A Common Stock for cash at a price of $10.00 per share for an aggregate cash payment of approximately $129.4 million (collectively, the “Redemption”), which was paid out of the trust account of ALPA.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the predecessor registrant was a “shell company” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), as ALPA was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. As a result of the consummation of the Business Combination, and as discussed below in Item 5.06 of this Current Report, Carmell has ceased to be a shell company. Accordingly, Carmell is providing the information below that would be included in a Form 10 if Carmell were to file a Form 10. Please note that the information provided below relates to Carmell as the combined company after the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Forward-Looking Statements

This Current Report contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the financial position, business strategy and the plans and objectives of management for future operations. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this Current Report, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When we discuss our strategies or plans, we are making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, our management.

Forward-looking statements in this Current Report may include, for example, statements about:

•	our ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and our ability to grow and manage growth profitably;

•	the anticipated growth rate and market opportunities of Carmell following the Business Combination;

•	our ability to maintain the listing of our securities on the Nasdaq Capital Market (“Nasdaq”);

•	the potential liquidity and trading of our securities;

•	our ability to raise financing in the future;

•	our success in retaining or recruiting, or changes required in, officers, key employees or directors;

•	our product candidates are at an early stage of development and may not be successfully developed or commercialized;

•

the results of preclinical studies or earlier clinical trials may not necessarily be predictive of future results, and our lead product candidate in clinical trials, and any other product candidates that may advance into clinical trials, may not have favorable results in later clinical trials or receive regulatory approval;

•	if the FDA or any other regulatory authorities outside of the United States change the classification of a product candidate, we may be subject to additional regulations or requirements;

•	additional time may be required to obtain regulatory approval for our lead product candidate and future product candidates because of their status as combination products;

•

we have conducted a clinical trial and may in the future conduct clinical trials for current or future product candidates outside the U.S., and the FDA and comparable foreign regulatory authorities may not accept data from such trials;

•	our future success is dependent, in part, on the performance and continued service of our officers and directors;

•	our assessment of the competitive landscape;

•	acceptance of our formulations or products in the marketplace, if approved, is uncertain and failure to achieve market acceptance will prevent or delay its ability to generate revenues;

•	we will need to grow the size of our organization in the future, and we may experience difficulties in managing this growth;

•	the performance of other third parties on which we rely, including our third-party manufacturers, our licensors, our suppliers and the organizations conducting our clinical trials;

•

our ability to obtain and maintain intellectual property protection for our product candidates as well as our ability to operate our business without infringing, misappropriating or otherwise violating the intellectual property rights of others;

•	our ability to maintain the confidentiality of our trade secrets, particularly with respect to our manufacturing process;

•	our compliance with applicable laws and regulatory requirements, including FDA regulations, healthcare laws and regulations, and anti-corruption laws;

•	the financial forecasted information relating to our future business operations and our expectations around the market opportunity for our product candidates;

•	our ability to attract, retain and motivate qualified personnel and to manage our growth effectively;

•	our future financial performance and capital requirements; and

•	our ability to implement and maintain effective internal controls.

We caution you that the foregoing list may not contain all of the forward-looking statements made in this Current Report.

These forward-looking statements are only predictions based on our current expectations and projections about future events and are subject to a number of risks, uncertainties and assumptions, including those described in “Risk Factors” and elsewhere in this Current Report. Moreover, we operate in a competitive industry, and new risks emerge from time to time. It is not possible for the management of Carmell to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this Current Report may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements in this Current Report.

The forward-looking statements included in this Current Report are made only as of the date hereof. You should not rely upon forward-looking statements as predictions of future events. Although we believe that the expectations reflected in our forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur. Carmell does not undertake any obligation to update publicly any forward-looking statements for any reason after the date of this Current Report to conform these statements to actual results or to changes in expectations, except as required by law.

You should read this Current Report and the documents that have been filed as exhibits hereto with the understanding that the actual future results, levels of activity, performance, events and circumstances of Carmell may be materially different from what is expected.

Business

Reference is made to disclosure regarding our business described in the Proxy Statement/prospectus in the section entitled “Information about Carmell-Business Overview,” beginning on page 181 of the Proxy Statement/prospectus, which is incorporated herein by reference.

Risk Factors

Reference is made to the section of the Proxy Statement/prospectus entitled “Risk Factors” beginning on page 33 of the Proxy Statement/prospectus, which is incorporated herein by reference.

Financial Information

Selected Historical Financial Information

Reference is made to the disclosure in Item 9.01 of this Current Report, which is incorporated herein by reference.

Unaudited Financial Statements

Reference is made to the disclosure in Item 9.01 of this Current Report, which is incorporated herein by reference.

Unaudited Pro Forma Condensed Combined Financial Information

The unaudited pro forma condensed combined financial information of Carmell as of and for the three months ended March 31, 2023 and for the year ended December 31, 2022 is set forth in Exhibit 99.1 hereto and is incorporated herein by reference. The unaudited pro forma condensed combined financial information is derived from, and should be read in conjunction with, the historical financial statements and related notes of Legacy Carmell and ALPA for the applicable periods included elsewhere in this Current Report, and in ALPA’s Amended Annual Report on Form 10-K, filed with the SEC on May 16, 2023 (the “ALPA 10-K/A”). The unaudited pro forma condensed combined financial information should also be read in conjunction with the section of this Current Report entitled “Management’s Discussion and Analysis of Financial Conditions and Results of Operations” and the section of the ALPA 10-K/A entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Management’s discussion and analysis of the financial condition and results of operation of Legacy Carmell for the years ended December 31, 2022 and 2021 and the three months ended March 31, 2023 and 2022 are included in the Proxy Statement/prospectus in the section entitled “Information about Carmell — Management’s Discussion and Analysis of Financial Condition and Results of Operations of Carmell Therapeutics Corporation”, beginning on page 220 of the Proxy Statement/prospectus, which is incorporated herein by reference.

Properties

Carmell has two lease agreements for office space. Under the terms of the lease agreement for the Company’s 6,432 square foot facility, rent is payable in monthly installments on the first day of each calendar month throughout the term of the lease at a rate of $9,648 starting from June 1, 2022 to December 31, 2028. Under the terms of the lease agreement for the Company’s 4,953 square foot facility, rent is payable in monthly installments on the first day of each calendar month through the term of the lease at a rate of $7,429.50 starting from January 1, 2020 to December 31, 2028. Both of the lease agreements expire on December 31, 2028. The facilities include a Manufacturing Suite with ISO Class 7 cleanroom, research and development and quality laboratories. The facilities are suitable for the production of combination medical device - biologic products and has been certified to ISO 13485.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of shares of our Common Stock as of the Closing Date, after giving effect to the Business Combination, by:

•	each person known by us to be the beneficial owner of more than 5% of Common Stock;

•	each of our executive officers and directors; and

•	all of our executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC. A person is a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of the security, or “investment power,” which includes the power to dispose of or to direct the disposition of the security, or has the right to acquire such powers within 60 days.

The beneficial ownership of shares of common stock is calculated based on 19,236,305 shares of Common Stock outstanding immediately following consummation of the Business Combination.

Unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, the persons and entities named in the table have sole voting and investment power with respect to their beneficially owned common stock.

Name and Address of Beneficial Owner(#)	Number of Shares Beneficially Owned	%
Directors and Executive Officers of Carmell
Randolph W. Hubbell(1)	494,845	*
James Hart, M.D(2)	107,303	*
Donna Godward(3)	104,249	*
Janet Vargo, Ph.D.(4)	104,248	*
Rich Upton(5)(16)	1,377,456	7.16
David Anderson(6)	60,788	*
Steve Bariahtaris(7)	38,437	*
Jamie Garza, MD(8)	38,437	*
Kathryn Gregory(9)	42,388	*
William Newlin(10)(17)	1,287,499	6.69
Rajiv Shukla	—
Patrick Sturgeon	—
All Directors and Executive Officers of Carmell as a Group (13 Individuals)

Five Percent Holders
Atlas Diversified Master Fund, Ltd. and affiliates(11)	1,485,000	7.72
Sculptor Capital LP and its affiliates(12)	1,471,470	7.65
UBS O’Connor LLC(13)	1,485,000	7.72
AHAC Sponsor III LLC(14)	3,786,026	19.68
Sandstone Asset Management Inc.(15)	1,020,520	5.30
Harbor Light District Investment LP and its affiliates(16)	1,339,019	6.96
Newlin Investment 1 LLC(17)	1,249,062	6.49
Pittsburgh Life Sciences Greenhouse and its affiliates(18)	1,031,813	5.36

*	Less than one percent.
#	Unless otherwise noted, the business address of each of the following entities and individuals is 2403 Sidney Street, Suite 300, Pittsburgh, PA 15203.
(1)	Includes 494,845 shares of common stock that may be acquired by Mr. Hubbell pursuant to the exercise of stock options within 60 days of July 20, 2023.
(2)	Includes 37,307 shares of common stock owned by Dr. Hart and 69,996 shares of common stock that may be acquired by Dr. Hart pursuant to the exercise of stock options within 60 days of July 20, 2023.
(3)

Includes 37,296 shares of common stock owned by Ms. Godward and 66,953 shares of common stock that may be acquired by Ms. Godward pursuant to the exercise of stock options within 60 days of July 20, 2023.

(4)	Includes 27,030 shares of common stock owned by Dr. Vargo and 77,218 shares of common stock that may be acquired by Dr. Vargo pursuant to the exercise of stock options within 60 days of July 20, 2023.
(5)	Includes 38,437 shares of common stock that may be acquired by Mr. Upton pursuant to the exercise of stock options within 60 days of July 20, 2023.
(6)	Includes 60,788 shares of common stock that may be acquired by Mr. Anderson pursuant to the exercise of stock options within 60 days of July 20, 2023.
(7)	Includes 38,437 shares of common stock that may be acquired by Mr. Bariahtaris pursuant to the exercise of stock options within 60 days of July 20, 2023.
(8)	Includes 38,437shares of common stock that may be acquired by Dr. Garza pursuant to the exercise of stock options within 60 days of July 20, 2023.
(9)	Includes 42,388 shares of common stock that may be acquired by Ms. Gregory pursuant to the exercise of stock options within 60 days of July 20, 2023.

(10)	Includes 38,437 shares of common stock that may be acquired by Mr. Newlin pursuant to the exercise of stock options within 60 days of July 20, 2023.
(11)

Includes common stock directly owned by Atlas Diversified Master Fund, Ltd. and its affiliates based solely on the Schedule 13G/A filed by the reporting persons with the SEC on February 14, 2023. Atlas Diversified Master Fund, Ltd. is a Cayman corporation (“ADMF”), Atlas Diversified Fund, Ltd. is a Cayman corporation (“ADF LTD”), Atlas Diversified Fund, L.P. is a Delaware limited partnership (“ADF LP”), Atlas Master Fund, Ltd. is a Cayman corporation (“AMF”), Atlas Global, LLC. Is a Delaware limited liability company (“AG”), Atlas Global Investments, Ltd. is a Cayman corporation (“AGI”), Atlas Enhanced Master Fund, Ltd. is a Cayman corporation (“AEMF”), Atlas Enhanced Fund, L.P. is a Delaware limited partnership (“AEF LP”), Atlas Enhanced Fund, Ltd. is a Cayman corporation (“AEF LTD”), Atlas Portable Alpha, LP is a Delaware limited partnership (“APA LP”), Atlas Terra Fund, Ltd. is a Cayman corporation (“ATF LTD”), Atlas Institutional Equity Fund, L.P. is a Delaware limited partnership (“AIEF LP”). Balyasny Asset Management L.P. (“BAM” or the “Advisor”) serves as the investment manager to each of ADMF, ADF LTD, ADF LP, AMF, AG, AGI, AEMF, AEF LP, AEF LTD, APA LP, ATF LTD and AIEF LP. Dmitry Balyasny is the Managing Partner and Chief Investment Officer of the Advisor. The business address of each of ADF LP, AG, AEF LP, APA LP, AIEF LP, the Advisor and Mr. Balyasny is 444 W. Lake Street, 50th Floor Chicago, IL 60606. The business address for ADMF, ADF LTD, AMF, AGI, AEMF, AEF LTD, and ATF LTD is c/o Maples Corporate Services Limited, P.O. Box 309, Ugland House, George Town, Grand Cayman KY1-1104, Cayman Islands, British West Indies.

(12)

Includes common stock directly owned by Sculptor Capital LP and its affiliates based solely on the Schedule 13G/A filed jointly with the SEC on February 14, 2023. The following represents the shares directly held by Sculptor Capital LP (“Sculptor”): (i) Sculptor Master Fund, Ltd. (“SCMF”), a Cayman Islands exempted limited partnership, is the beneficial owner of 750,450 shares; Sculptor is the investment adviser to SCMF. (ii) Sculptor Credit Opportunities Master Fund, Ltd. (“SCCO”), a Cayman Islands company, is the beneficial owner of 222,720 shares; Sculptor is the investment adviser to SCCO. (iii) Sculptor SC II LP (“NJGC”), a Delaware limited partnership, is the beneficial owner of 441,441 shares; Sculptor Capital II LP (“Sculptor-II”), a Delaware limited partnership that is wholly owned by Sculptor, is the investment adviser to NJGC. (iv) Sculptor Enhanced Master Fund, Ltd. (“SCEN”), a Cayman Islands Company, is the beneficial owner of 58,859 shares; Sculptor is the investment adviser to SCEN. (v) Sculptor Special Funding, LP (“NRMD”) is a Cayman Islands exempted limited partnership, is the beneficial owner of 750,450 shares, that is wholly owned by SCMF. Sculptor and Sculptor-II serve as the principal investment managers and thus may be deemed beneficial owners of the shares in the accounts managed by Sculptor and Sculptor-II. Sculptor Capital Holding II LLC, a Delaware limited liability company.

(“SCHC-II”) serves as the sole general partner of Sculptor-II and is wholly owned by Sculptor. Sculptor Capital Holding Corporation, a Delaware corporation (“SCHC”), serves as the sole general partner of Sculptor. As such, SCHC and SCHC-II may be deemed to control Sculptor as well as Sculptor-II and, therefore, may be deemed to be the beneficial owners of the shares in the accounts managed by Sculptor and Sculptor-II. Sculptor Capital Management, Inc., a Delaware corporation (“SCU”) is the sole shareholder of SCHC, and may be deemed a beneficial owner of the shares in the accounts managed by Sculptor and Sculptor-II. The business address of Sculptor, Sculptor-II, SCHC, SCHC-II, and SCU is 9 West 57 Street, 39 Floor, New York, NY 10019. The business address of SCMF, SCEN, and SCCO is c/o State Street (Cayman) Trust, Limited, 1 Nexus Way — Suite #5203, PO Box 896, Helicona Courtyard, Camana Bay, Grand Cayman, KY1-1103, Cayman Islands. The business address of NJGC is c/o The Corporation Trust Company 1209 Orange Street, Wilmington DE 19801. The address of the registered office of NRMD is c/o MaplesFS Limited, P.O. Box 1093, Queensgate House, Grand Cayman, KY1-1102, Cayman Islands.

(13)

Based on Scheduled 13G filed by UBS O’Connor LLC on February 14, 2023. Blake Hiltabrand is the Chief Investment Officer of UBS O’Connor LLC, the investment manager of Nineteen77 Global Multi-Strategy Alpha Master Limited, and may be deemed to have voting and dispositive power over the shares held by Nineteen77 Global Multi-Strategy Alpha Master Limited. The business address of UBS O’Connor LLC is 1 N. Wacker Drive, Chicago, IL 60606.

(14)

AHAC Sponsor III LLC, is the record holder of the securities reported herein. Rajiv Shukla, Chief Executive Officer, is the managing member of AHAC Sponsor III LLC. By virtue of this relationship, Mr. Shukla may be deemed to share beneficial ownership of the securities held of record by AHAC Sponsor III LLC. Mr. Shukla disclaims any such beneficial ownership except to the extent of his pecuniary interest.

(15)

Includes common stock directly owned by Sandstone Asset Management Inc. based solely on the Schedule 13G/A filed by the reporting persons with the SEC on March 23, 2023. The business address of Sandstone Asset Management Inc. is 115, 101-6 Street SW Calgary, AB Canada T2P 5K7.

(16)

Includes 108,535 shares of common stock directly owned by Harbor Light Direct Investment, LP and 1,230,484 shares of common stock directly owned by Carmell Series of Harbor Light Direct Investment, LLC. The business address of the entities listed above is 91 Court Street, Keene, NH 03431. Mr. Upton, a member of the Board of Directors of New Carmell, is General Partner at Harbor Light Capital Partners, which is affiliated with the entities listed above. By virtue of this relationship, Mr. Upton may be deemed to share beneficial ownership of the securities held of record by the entities listed above. Mr. Upton disclaims any such beneficial ownership except to the extent of his pecuniary interest.

(17)

Includes common stock directly owned by Newlin Investment 1 LLC. The business address of the Newlin Investment 1 LLC is 428 Beaver Street, 2nd Floor, Sewickley, PA 15143. Mr. Newlin, a member of the Board of Directors of New Carmell, is Chairman and Founder of Newlin Investment 1 LLC. By virtue of this relationship, Mr. Newlin may be deemed to share beneficial ownership of the securities held of record by Newlin Investment 1 LLC. Mr. Newlin disclaims any such beneficial ownership except to the extent of his pecuniary interest.

(18)	Includes 674,043 shares of common stock directly owned by Pittsburgh Life Sciences Greenhouse and 357,770 shares of common stock directly owned by PLSG Accelerator Fund, LLC.

Directors and Executive Officers

Reference is made to the disclosure in the subsections entitled “Board of Directors” and “Executive Officers” in Item 5.02 of this Current Report, which is incorporated herein by reference. Further reference is made to the section of the Proxy Statement/prospectus entitled “Management of the Combined Company,” beginning on page 260 of the Proxy Statement/prospectus, which is incorporated herein by reference.

Executive Compensation

Reference is made to the section of the Proxy Statement/prospectus entitled “Management of the Combined Company-Non-Employee Director Compensation Policy,” beginning on page 269 of the Proxy Statement/prospectus, which is incorporated herein by reference.

On the Closing Date, in connection with the consummation of the Business Combination, the 2023 Plan became effective. Carmell expects that the compensation committee of the Board will make grants of awards under the 2023 Plan. The 2023 Plan is described in greater detail in the sections of the Proxy Statement/prospectus entitled “Proposal 6: The Incentive Plan Proposal,” beginning on pages 161 of the Proxy Statement/prospectus. The summary and the foregoing description of the 2023 Plan does not purport to be complete and are qualified in their entirety by reference to the text of the 2023 Plan, which is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

Certain Relationships and Related Transactions, and Director Independence

Reference is made to the sections of the Proxy Statement/prospectus entitled “Certain Relationships and Related Party Transactions” and “Management of the Combined Company-Independence of Directors,” beginning on pages 236 and 266 of the Proxy Statement/prospectus, respectively, which are incorporated herein by reference.

Carmell adheres to the rules of Nasdaq in determining whether a director is independent. The Board has consulted with its counsel to ensure that its determinations are consistent with those rules and all relevant securities and other laws and regulations regarding the independence of directors. The Nasdaq listing standards generally define an “independent director” as a person who is not an executive officer or employee, or who does not have a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out his or her responsibilities as a director. The Board has determined that Rich Upton, William Newlin, David Anderson, Steve Bariahtaris, Jaime Garza, MD and Kathryn Gregory are independent directors of Carmell. The Carmell independent directors will have regularly scheduled meetings at which only independent directors are present.

Legal Proceedings

There is no material litigation, arbitration or governmental proceeding currently pending against us or any members of our management team in their capacity as such.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Prior to the Closing Date, ALPA publicly traded Class A common stock, public warrants and units were listed on The Nasdaq Capital Market under the symbols “ALPA,” “ALPAW” and “ALPAU,” respectively. Following the consummation of the Business Combination, the Common Stock and Carmell’s warrants began trading on Nasdaq under the symbols “CTCX” and “CTCXW,” respectively. ALPA’s publicly traded units automatically separated into their component securities upon the Closing, and as a result, no longer trade as a separate security and will be delisted from the Nasdaq Capital Market.

As of the close of business on the Closing Date, Carmell had 19,236,305 shares of Common Stock issued and outstanding held of record by 187 holders.

Carmell has not paid any cash dividends on shares of its Common Stock to date. The payment of any cash dividends in the future will be within the discretion of the Board. The payment of cash dividends in the future will be contingent upon Carmell’s revenues and earnings, if any, capital requirements, and general financial condition. It is the present intention of the Board to retain all earnings, if any, for use in business operations, and accordingly, the Board does not anticipate declaring any dividends in the foreseeable future.

Recent Sales of Unregistered Securities

Reference is made to the disclosure in Item 3.02 of this Current Report, which is incorporated herein by reference.

Description of Registrant’s Securities to be Registered

Reference is made to the section of the Proxy Statement/prospectus entitled “Description of New Carmell’s Securities After the Business Combination,” beginning on page 241 of the Proxy Statement/prospectus, which is incorporated herein by reference.

Indemnification of Directors and Officers

Reference is made to the disclosure under the subheading “Indemnification Agreements” in Items 1.01 and 5.02 of this Current Report, which is incorporated herein by reference.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

Adeptus Partners LLC will continue as Carmell’s independent registered public accounting firm. Reference is made to the disclosure in Item 4.01 of this Current Report, which is incorporated herein by reference.

Financial Statements, Exhibits and Supplementary Data

Reference is made to the disclosure in Item 9.01 of this Current Report, which is incorporated herein by reference.

Item 3.03.	Material Modifications to Rights of Security Holders.

In connection with the consummation of the Business Combination, ALPA changed its name to “Carmell Therapeutics Corporation” and adopted the Third Amended and Restated Certificate of Incorporation (the “Charter”) and amended and restated bylaws (the “Bylaws”). Reference is made to the sections of the Proxy Statement/prospectus entitled “Proposal 2: The Charter Amendment Proposal,” “Proposal 3: The Advisory Charter Amendment Proposals,” “Comparison of Stockholders’ Rights” and “Description of New Carmell’s Securities After the Business Combination” beginning on pages 153, 155, 249 and 241 of the Proxy Statement/prospectus, respectively, which are incorporated herein by reference. This summary is qualified in its entirety by reference to the text of the Charter and the Bylaws, which are attached as Exhibits 3.1 and 3.2 hereto, respectively, and which are incorporated herein by reference.

Item 5.01.	Changes in Control of Registrant.

Reference is made to the section of the Proxy Statement/prospectus entitled “Proposal 1: The Business Combination Proposal-Summary of the Business Combination Agreement,” beginning on page 83 of the Proxy Statement/prospectus, which is incorporated herein by reference. Further reference is made to disclosure in the section entitled “Introductory Note” and in Item 2.01 of this Current Report, which is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Board of Directors

Upon the consummation of the Business Combination, each director of ALPA and each executive officer of ALPA ceased serving in such capacities, and 9 new directors were elected to the Board. The Board was divided into three staggered classes of directors and each director was assigned to one of the three classes. At each annual meeting of the stockholders of Carmell, a class of directors will be elected for a three-year term to succeed the directors of the same class whose terms are then expiring. The Board consists of the following directors:

•	Three Class I directors: Rich Upton, William Newlin and David Anderson.

•	Three Class II directors: Steve Bariahtaris, Kathryn Gregory and Jaime Garza.

•	Three Class III directors: Randy Hubbell, Patrick Sturgeon and Rajiv Shukla.

Mr. Shukla serves as Executive Chairman of the Board. The primary responsibilities of the Board are to provide risk oversight and strategic guidance to Carmell and to counsel and direct Carmell’s management. The Board will meet on a regular basis and will convene additional meetings, as required.

Furthermore, effective as of the Effective Time, the Board established three standing committees: an audit committee, a compensation committee and a nominating and governance committee. The members of the audit committee are Messrs. Anderson, Bariahtaris and Upton, and Mr. Bariahtaris chairs the audit committee. The members of the compensation committee are Mr. Bariahtaris and Ms. Gregory, and Ms. Gregory chairs the compensation committee. The members of the nominating and governance committee are Messrs. Newlin and Upton and Dr. Garza, and Mr. Upton chairs the nominating and corporate governance committee.

Reference is made to the description of the compensation of the directors of Legacy Carmell and of ALPA before the consummation of the Business Combination described in the Proxy Statement/prospectus in the sections entitled “Information About Carmell-Director Compensation”, “Information About Carmell-Non-Employee Director Compensation” and “Information About ALPA-Executive Compensation-,” beginning on pages 226, 230 and 180 of the Proxy Statement/prospectus, respectively, which is incorporated herein by reference.

Carmell’s executive compensation program is designed to align compensation with business objectives and the creation of stockholder value, while enabling Carmell to attract, retain, incentivize and reward individuals who contribute to its long-term success. Decisions regarding the executive compensation program are made by the compensation committee of the Board.

Executive Officers

Upon consummation of the Business Combination, the following individuals were appointed to serve as executive officers of Carmell:

Name	Age	Position(s)
Rajiv Shukla	48	Executive Chairman
Randolph W. Hubbell	60	Chief Executive Officer, President and Director
James Hart, M.D.	71	Chief Medical Officer
Donna Godward	68	Chief Quality Officer
Janet Vargo, Ph.D.	65	Vice President Clinical Services

Reference is made to the section of the Proxy Statement/prospectus entitled “Management of the Combined Company,” beginning on page 260 of the Proxy Statement/prospectus, which is incorporated herein by reference.

Carmell Therapeutics Corporation 2023 Long-Term Incentive Plan

On the Closing Date, in connection with the consummation of the Business Combination, Carmell adopted the 2023 Plan. The 2023 Plan is described in greater detail in the section of the Proxy Statement/prospectus entitled “Proposal 6: The Incentive Plan Proposal,” beginning on page 161 of the Proxy Statement/prospectus. That summary and the foregoing description of the 2023 Plan do not purport to be complete and are qualified in their entirety by reference to the text of the 2023 Plan, which is attached as Exhibit 10.4 hereto and is incorporated herein by reference.

Employment Arrangements with Named Executive Officers

Reference is made to the disclosure regarding Carmell’s employment arrangements with its named executive officers (the “named executive officers”) in the section of the Proxy Statement/prospectus entitled “Information About Carmell- Employment Arrangements with our NEOs,” beginning on page 226 of the Proxy Statement/prospectus, which is incorporated herein by reference.

Indemnification Agreements

At the Effective Time, Carmell entered into indemnification agreements with each of its directors and executive officers. These indemnification agreements provide the directors and executive officers with contractual rights to indemnification and advancement of certain expenses incurred by such director or executive officer in any action or proceeding arising out of his or her services as one of Carmell’s directors or executive officers.

The foregoing description of the indemnification agreements does not purport to be complete and is qualified in its entirety by the full text of the form of indemnification agreement, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Certain Relationships and Related Person Transactions

Reference is made to the section of the Proxy Statement/prospectus entitled “Certain Relationships and Related Party Transactions,” beginning on page 236 of the Proxy Statement/prospectus, which is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On the Closing Date, Carmell amended and restated its existing amended and restated certificate of incorporation. A copy of the Charter is attached as Exhibit 3.1 hereto and is incorporated herein by reference.

In connection with the Closing, the Board approved and adopted the amended and restated bylaws (the “Bylaws”), which became effective as of the Effective Time. A copy of the Bylaws is attached as Exhibit 3.2 hereto and is incorporated herein by reference.

Reference is made to the disclosure regarding the material changes to the Charter, the Bylaws and the rights of Carmell’s stockholders set forth therein in the sections of the Proxy Statement/prospectus entitled “Proposal 2: The Charter Amendment Proposal,” “Description of New Carmell’s Securities After the Business Combination” and “Comparison of Stockholders’ Rights,” beginning on pages 15, 241 and 249 of the Proxy Statement/prospectus, respectively, which are incorporated herein by reference.

Item 5.05.	Amendments to Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the Closing, the Board approved and adopted a new Code of Ethics applicable to directors, officers and employees. A copy of the Code of Ethics can be found on the investor relations section of the Carmell website at www.carmellrx.com.

Item 5.06.	Change in Shell Company Status.

As a result of the Business Combination, ALPA ceased to be a shell company upon the Closing. The material terms of the Business Combination are described in the section of the Proxy Statement/prospectus entitled “Proposal 1: The Business Combination Proposal,” beginning on page 83 of the Proxy Statement/prospectus, and are incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On July 14, 2023, Carmell issued a press release announcing the consummation of the Business Combination. Reference is made to such press release, which is furnished as Exhibit 99.2 hereto and is incorporated herein by reference. The foregoing (including Exhibit 99.2) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Reference is made to the audited consolidated financial statements of Legacy Carmell as of and for the years ended December 31, 2022 and 2021, which are set forth in the Proxy Statement/prospectus beginning on page F-70 ] and are incorporated herein by reference.

Reference is made to the unaudited financial statements of Legacy Carmell as of and for the three months ended March 31, 2023 and 2022, which are set forth in the Proxy Statement/prospectus beginning on page F-49 and are incorporated herein by reference.

(b)	Pro forma financial information.

Reference is made to the unaudited pro forma condensed combined balance sheet as of March 31, 2023 and the unaudited pro forma condensed combined statements of operations for the year ended December 31, 2022 and the six months ended March 31, 2023, which are included as Exhibit 99.1 hereto and are incorporated herein by reference.

(d)	Exhibits

Exhibit Number	Description

2.1*†	Business Combination Agreement, dated as of January 4, 2023, by and among Alpha Healthcare Acquisition Corp. III, Candy Merger Sub, Inc. and Carmell Therapeutics Corporation (incorporated by reference to Annex A to the proxy statement/prospectus contained in Carmell Therapeutics Corporation’s Registration Statement on S-4/A, filed with the SEC on June 23, 2023).

3.1	Third Amended and Restated Certificate of Incorporation of Carmell Therapeutics Corporation.

3.2	By Laws of Carmell Therapeutics Corporation.

10.1*†	Form of Investor Rights and Lock-up Agreement (included as Exhibit A in Exhibit 2.1).

10.2*	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.1 to Carmell Therapeutics Corporation’s Registration Statement on S-4/A, filed with the SEC on June 23, 2023).

10.3*+	2023 Equity Incentive Plan of Carmell Therapeutics Corporation (incorporated by reference to Exhibit 10.3 to Carmell Therapeutics Corporation’s Registration Statement on S-4/A, filed with the SEC on June 23, 2023).

10.4*+	2009 Equity Incentive Plan of Carmell Therapeutics Corporation (incorporated by reference to Exhibit 10.2 to Carmell Therapeutics Corporation’s Registration Statement on S-4/A, filed with the SEC on June 23, 2023).

10.5*!	License Agreement, dated January 30, 2008, by and between Carnegie Mellon University and Carmell Therapeutics Corporation (incorporated by reference to Exhibit 10.5 to Carmell Therapeutics Corporation’s Registration Statement on S-4/A, filed with the SEC on June 23, 2023).

10.6*!	Amendment #1 to the License Agreement, dated July 19, 2011, by and between Carnegie Mellon University and Carmell Therapeutics Corporation (incorporated by reference to Exhibit 10.6 to Carmell Therapeutics Corporation’s Registration Statement on S-4/A, filed with the SEC on June 23, 2023).

10.7*!	Amendment #2 to the License Agreement, dated February 8, 2016, by and between Carnegie Mellon University and Carmell Therapeutics Corporation (incorporated by reference to Exhibit 10.7 to Carmell Therapeutics Corporation’s Registration Statement on S-4/A, filed with the SEC on June 23, 2023).

10.8*!	Amendment #3 to the License Agreement, dated February 27, 2020, by and between Carnegie Mellon University and Carmell Therapeutics Corporation (incorporated by reference to Exhibit 10.8 to Carmell Therapeutics Corporation’s Registration Statement on S-4/A, filed with the SEC on June 23, 2023).

10.9*!	Amendment #4 to the License Agreement, dated November 23, 2021, by and between Carnegie Mellon University and Carmell Therapeutics Corporation (incorporated by reference to Exhibit 10.9 to Carmell Therapeutics Corporation’s Registration Statement on S-4/A, filed with the SEC on June 23, 2023).

10.10*†!	Employment Agreement, dated February 17, 2016, by and between Carmell Therapeutics Corporation and Randolph Hubbell (incorporated by reference to Exhibit 10.10 to Carmell Therapeutics Corporation’s Registration Statement on S-4/A, filed with the SEC on June 23, 2023).

10.11*†!	Executive Employment Agreement, dated July 15, 2022, by and between Carmell Therapeutics Corporation and Randolph Hubbell (incorporated by reference to Exhibit 10.11 to Carmell Therapeutics Corporation’s Registration Statement on S-4/A, filed with the SEC on June 23, 2023).

10.12*†!	Amended and Restated II Consultant Agreement, dated December 15, 2020, by and between Carmell Therapeutics Corporation and Dr. James Hart (incorporated by reference to Exhibit 10.12 to Carmell Therapeutics Corporation’s Registration Statement on S-4/A, filed with the SEC on June 23, 2023).

10.13*†!	Restrictive Covenant Agreement, dated July 15, 2022, by and between Randolph W. Hubbell and Carmell Therapeutics Corporation (incorporated by reference to Exhibit 10.13 to Carmell Therapeutics Corporation’s Registration Statement on S-4/A, filed with the SEC on June 23, 2023).

10.14*†!	Amended and Restated Consultant Agreement, dated December 15, 2020, by and between Carmell Therapeutics Corporation and Janet Vargo (incorporated by reference to Exhibit 10.14 to Carmell Therapeutics Corporation’s Registration Statement on S-4/A, filed with the SEC on June 23, 2023).

10.15*†!	Amended and Restated Consultant Agreement, dated December 15, 2020, by and between Carmell Therapeutics Corporation and Donna Godward (incorporated by reference to Exhibit 10.15 to Carmell Therapeutics Corporation’s Registration Statement on S-4/A, filed with the SEC on June 23, 2023).

10.16*†!	Consulting Agreement, dated August 17, 2022, by and between Carmell Therapeutics Corporation and Dr. James Hart (incorporated by reference to Exhibit 10.16 to Carmell Therapeutics Corporation’s Registration Statement on S-4/A, filed with the SEC on June 23, 2023).

10.17*†!	Consulting Agreement, dated August 2, 2022, by and between Carmell Therapeutics Corporation and Donna Godward (incorporated by reference to Exhibit 10.17 to Carmell Therapeutics Corporation’s Registration Statement on S-4/A, filed with the SEC on June 23, 2023).

10.18*!	Office Lease Agreement, dated March 27, 2017, by and between RJ Equities LP and Carmell Therapeutics Corporation (incorporated by reference to Exhibit 10.18 to Carmell Therapeutics Corporation’s Registration Statement on S-4/A, filed with the SEC on June 23, 2023).

10.19*!	Office Lease Agreement, dated March 21, 2019, by and between RJ Equities LP and Carmell Therapeutics Corporation (incorporated by reference to Exhibit 10.19 to Carmell Therapeutics Corporation’s Registration Statement on S-4/A, filed with the SEC on June 23, 2023).

10.20*!	First Amendment to Office Lease Agreement, dated March 21, 2019, by and between RJ Equities LP and Carmell Therapeutics Corporation (incorporated by reference to Exhibit 10.20 to Carmell Therapeutics Corporation’s Registration Statement on S-4/A, filed with the SEC on June 23, 2023).

10.21*!	10% Original Issue Discount Senior Secured Convertible Note Due January 19, 2023, by and between Carmell Therapeutics Corporation and Puritan Partners LLC (incorporated by reference to Exhibit 10.21 to Carmell Therapeutics Corporation’s Registration Statement on S-4/A, filed with the SEC on June 23, 2023).

10.22*!	10% Original Issue Discount Senior Secured Convertible Note Due January 19, 2023, by and between Carmell Therapeutics Corporation and Verition Multi-Strategy Master Fund Ltd. (incorporated by reference to Exhibit 10.22 to Carmell Therapeutics Corporation’s Registration Statement on S-4/A, filed with the SEC on June 23, 2023).

10.23*!	Form of Series 1 Convertible Note, by and between Carmell Therapeutics Corporation and the undersigned party thereto (incorporated by reference to Exhibit 10.23 to Carmell Therapeutics Corporation’s Registration Statement on S-4/A, filed with the SEC on June 23, 2023).

10.24*!	Form of Series 2 Convertible Note, by and between Carmell Therapeutics Corporation and the undersigned party thereto (incorporated by reference to Exhibit 10.24 to Carmell Therapeutics Corporation’s Registration Statement on S-4/A, filed with the SEC on June 23, 2023).

21.1	Subsidiaries of Carmell Therapeutics Corporation.

99.1	Unaudited pro forma condensed combined financial information of Carmell Therapeutics Corporation for the year ended December 31, 2022 and as of and for the three months ended March 31, 2023.

99.2	Press release dated July 14, 2023 announcing the closing of the Business Combination.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Previously filed.
+	Indicates management contract or compensatory plan.
†

Annexes, schedules and exhibits to this Exhibit omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

^	Certain confidential information contained in this exhibit, market by brackets, has been omitted because the information (i) is not material and (ii) would be competitively harmful if disclosed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 20, 2023

CARMELL THERAPEUTICS CORPORATION
By:	/s/ Randolph W. Hubbell
Name:	Randolph W. Hubbell
Title:	Chief Executive Officer